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ACUSON CORPORATION                                                  EXHIBIT 10.3
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                           1991 STOCK INCENTIVE PLAN

1.    PURPOSE.
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      (a) The purpose of the Plan is to provide a means by which selected employees and directors (as provided under paragraph 5 or paragraph 6) of and consultants to Acuson Corporation, a Delaware Corporation (the "Company"), and its Affiliates, as defined in subparagraph 1(b), may be given an opportunity to purchase stock of the Company. It is intended that this purpose will be effected through the granting of (a) incentive stock options and (b) nonstatutory stock options.

      (b) The word "Affiliate" as used in the Plan means any parent corporation or subsidiary corporation of the Company, as those terms are defined in Sections 424(e) and (f), respectively, of the Internal Revenue Code of 1986, as amended (the "Code").

      (c) The Company, by means of the Plan, seeks to retain the services of persons now employed by or serving as consultants or directors to the Company, to secure and retain the services of persons capable of filling such positions, and to provide incentives for such persons to exert maximum efforts for the success of the Company.

      (d) The Company intends that the stock options granted under the Plan ("Stock Awards") shall, in the discretion of the Board of Directors of the Company (the "Board") or any committee to which responsibility for administration of the Plan has been delegated pursuant to subparagraph 2(c), be either: incentive stock options as that term is used in Section 422 of the Code ("Incentive Stock Options"), or options which do not qualify as incentive stock options ("Supplemental Stock Options"). All options shall be separately designated Incentive Stock Options or Supplemental Stock Options at the time of grant, and in such form as issued pursuant to paragraph 7, and a separate certificate or certificates shall be issued for shares purchased on exercise of each type of option. An option designated as a Supplemental Stock Option will not be treated as an Incentive Stock Option.

2.    ADMINISTRATION.
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      (a) The Plan shall be administered by the Board unless and until the Board delegates administration to a committee, as provided in subparagraphs 2(c) and 2(e).

      (b) The Board shall have the power, subject to, and within the limitations of, the express provisions of the Plan:

         (1) To determine from time to time which of the persons eligible under the Plan shall be granted Stock Awards; when and how the Stock Awards shall be granted; whether a Stock Award will be an Incentive Stock Option, a Supplemental Stock Option, or a combination of the foregoing, the provisions of each Stock Award granted (which need not be identical), including the time or times when a person shall be permitted to purchase or receive stock pursuant to a Stock Award; and the number of shares with respect to which Stock Awards shall be granted to each such person.

         (2) To construe and interpret the Plan and Stock Awards granted under it, and to establish, amend and revoke rules and regulations for its administration. The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan or in any Stock Award, in a manner and to the extent it shall deem necessary or expedient to make the Plan fully effective.

         (3) To amend the Plan as provided in paragraph 13.

         (4) Generally, to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company.

      (c) The Board may delegate administration of the Plan to one or more committees (each a "Committee"). In the case of Stock Awards by a Committee to officers of the Company or members of the Board, the Committee shall be composed of not fewer than two (2) members, all of the members of which Committee shall be persons who in the

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opinion of counsel to the Company are Non-Employee Directors within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The board may delegate to a committee of one (1) or more members of the Board the authority to grant options to eligible persons who are not officers of the Company or members of the Board. If administration is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board, subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. Subject to subparagraph 2(d) the Board may abolish the Committee at any time and revest in the Board the administration of the Plan.

      (d) The Board may delegate to a committee of one (1) or more members of the Board the authority to grant options to eligible persons who are not officers of the Company or members of the Board.

3.    STRUCTURE OF THE PLAN.
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      (a) The Plan shall be divided into two (2) separate components:  an option grant program whereby certain employees, directors and consultants to the Company described in paragraph 5 shall be eligible for option grants in the discretion of the Board (the "Regular Option Grant Program") and the automatic option grant program described in paragraph 6 (the "Automatic Option Grant Program"). Under the Automatic Option Grant Program, directors who are not otherwise employees of the Company or any Affiliate of the Company ("Non-Employee Directors") shall automatically be granted options to purchase shares of common stock of the Company.

4.    SHARES SUBJECT TO THE PLAN.
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      (a) Subject to the provisions of paragraph 12 relating to adjustments upon changes in stock, the stock that may be sold pursuant to Stock Awards granted under the Plan shall not exceed in the aggregate five million (5,000,000) shares of the Company's common stock. If any Stock Award granted under the Plan shall for any reason expire or otherwise terminate without having been exercised in full, the stock not purchased under such option shall again become available for the Plan.

      (b) The stock subject to the Plan may be unissued shares or reacquired shares bought on the market or otherwise.

      (c) An Incentive Stock Option may be granted to an eligible person under the Plan only if the aggregate fair market value (determined at the time the option is granted) of the stock with respect to which Incentive Stock Options ( as defined in the Code) granted after 1986 are exercisable for the first time by such optionee during any calendar year under all incentive stock option plans of the Company and its Affiliates does not exceed one hundred thousand dollars ($100,000).

5.    ELIGIBILITY.
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      (a) Incentive Stock Options may be granted only to employees (including officers) of the Company or its Affiliates. A director of the Company who is not an employee of the Company shall only be eligible to receive Stock Awards pursuant to Section 6 of the Plan. Stock Awards other than Incentive Stock Options may be granted only to directors, officers or employees of or consultants to the Company or its Affiliates.

      (b) No person shall be eligible for the grant of an Incentive Stock Option under the Plan if, at the time of grant, such person owns (or is deemed to own pursuant to Section 424(d) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any of its Affiliates unless the exercise price of such Incentive Stock Option is at least one hundred ten percent (110%) of the fair market value of such stock at the date of grant and the term of the option does not exceed five
(5) years from the date of grant.

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6.    NON-DISCRETIONARY GRANTS.
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      Each Non-Employee Director shall automatically be granted an option to purchase five thousand (5,000) shares of the Company's common stock upon the date of the first annual meeting of the Company following the adoption of the Plan by the Board and at each subsequent annual meeting of the Company at which such Non-Employee Director is elected or re-elected as a director of the Company, and each Non-Employee Director who is also a member of the Executive Committee of the Board of Directors shall automatically be granted an option to purchase an additional five thousand (5,000) shares of the Company's common stock upon the date of each such annual meeting; provided, however, that no option shall become exercisable under the Plan until stockholder approval of the Plan has been obtained. The Company intends that the options issued to such Non-Employee Directors not be Incentive Stock Options as that term is used in
Section 422 of the Code.

7.    OPTION PROVISIONS.
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      Each option shall be in such form and shall contain such terms and conditions as the Board or the Committee shall deem appropriate. The provisions of separate options need not be identical, but each option shall include (through incorporation of provisions hereof by reference in the option or otherwise) the substance of each of the following provisions:

      (a) The term of any option shall not be exercisable after the expiration of ten (10) years from the date it was granted.

      (b) The exercise price of each Incentive Stock Option and each option granted pursuant to the Automatic Option Grant Program shall be not less than one hundred percent (100%) of the fair market value of the stock subject to the option on the date the option is granted. The exercise price of each Supplemental Stock Option shall be not less than ten percent (10%) of the fair market value of the stock subject to the option on the date the option is granted.

      (c) The purchase price of stock acquired pursuant to an option shall be paid, to the extent permitted by applicable statutes and regulations, either (i) in cash at the time the option is exercised, or (ii) at the discretion of the Board or the Committee, either at the time of the grant or exercise of the option, (A) by delivery to the Company of shares of common stock of the Company that have been held for the requisite period necessary to avoid a charge to the Company's reported earnings and valued at the fair market value on the date of exercise (determined by the closing sale price per share of Common Stock for such date as reported by the New York Stock Exchange), (B) according to a deferred payment or other arrangement (which may include, without limiting the generality of the foregoing, the use of other common stock of the Company) with the person to whom the option is granted or to whom the option is transferred pursuant to subparagraph 7(d), or (C) in any other form of legal consideration that may be acceptable to the Board or the Committee. With regard to payment of the purchase price of common stock of the Company received upon exercise of an option granted under the Automatic Option Grant Program, payment shall be in the form specified in paragraph 7(c)(i), in the form specified in paragraph 7(c)(ii)(A), or by a combination of such methods of payment.

         In the case of any deferred payment arrangement, interest shall be payable at least annually and shall be charged at the minimum rate of interest necessary to avoid the treatment as interest, under any applicable provisions of the Code, of any amounts other than amounts stated to be interest under the deferred payment arrangement.

      (d) An option shall not be transferable except by will or by the laws of descent and distribution, and shall be exercisable during the lifetime of the person to whom the option is granted only by such person.

      (e) The total number of shares of stock subject to an option may, but need not, be allotted in periodic installments (which may, but need not, be equal). From time to time during each of such installment periods, the option may become exercisable ("vest") with respect to some or all of the shares allotted to that period, and if vested, may be exercised with respect to some or all of the shares allotted to such period and/or any prior period as to which the option was not fully exercised. During the remainder of the term of the option (if its term extends beyond the end of the installment periods), the option may be exercised from time to time with respect to any shares then remaining subject to the option. The provisions of this subparagraph 7(e) are subject to any option provisions governing the minimum number of shares as to which an option may be exercised. Each option granted pursuant to the Automatic Option Grant Program shall remain

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unvested for six (6) months. On the day following the expiration of six (6)
months from the date of grant, each such option shall become fifty (50%) percent vested, with the remaining shares subject to such options vesting in daily installments of 1/365 of the total number of shares subject to such option.

      (f) The Company may as a condition of issuing any stock pursuant to the Plan, require any person who is to acquire such stock, (1) to give written assurances satisfactory to the Company as to such person's knowledge and experience in financial and business matters and/or to employ a purchaser representative reasonably satisfactory to the Company who is knowledgeable and experienced in financial and business matters, and that he or she is capable of evaluating, alone or together with the purchaser representative, the merits and risks of exercising the option; and (2) to give written assurances satisfactory to the Company stating that such person is acquiring the stock for such person's own account and not with any present intention of selling or otherwise distributing the stock. These requirements, and any assurances given pursuant to such requirements, shall be inoperative if (i) the issuance of the shares has been registered under the Securities Act of 1933, as amended (the "Securities Act"), or (ii) as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then applicable securities laws.

      (g) An option shall terminate three (3) months after termination of the optionee's employment or relationship as a consultant or director with the Company or an Affiliate, unless (i) such termination is due to such person's permanent and total disability, within the meaning of Section 422(c)(6) of the Code, in which case the option may, but need not, provide that it may be exercised at any time within one (1) year following such termination of employment or relationship as a consultant or director; or (ii) the optionee dies while in the employ of or while serving as a consultant or director to the Company or an Affiliate, or within not more than three (3) months after termination of such employment or relationship, in which case the option may, but need not, provide that it may be exercised at any time within eighteen (18) months following the death of the optionee by the person or persons to whom the optionee's rights under such option pass by will or by the laws of descent and distribution; or (iii) the option by its terms specifies either (A) that it shall terminate sooner than three (3) months after termination of the optionee's employment or relationship as a consultant or director, or (B) that it may be exercised more than three (3) months after termination of such employment or relationship with the Company or an Affiliate. This subparagraph 7(g) shall not be construed to extend the term of any option or to permit anyone to exercise the option after expiration of its term, nor shall it be construed to increase the number of shares as to which any option is exercisable from the amount exercisable on the date of termination of the optionee's employment or relationship as a consultant or director.

      (h) The option may, but need not, include a provision whereby the optionee may elect at any time during the term of his or her employment or relationship as a consultant or director with the Company or any Affiliate to exercise the option as to any part or all of the shares subject to the option prior to the stated vesting date of the option or of any installment or installments specified in the option. Any shares so purchased from any unvested installment or option may be subject to a repurchase right in favor of the Company or to any other restriction the Board or the Committee determines to be appropriate.


8.    COVENANTS OF THE COMPANY.
      ------------------------

      (a) During the terms of the options granted under the Plan, the Company shall keep available at all times the number of shares of stock required to satisfy such options.

     (b) The Company shall seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to issue and sell shares of stock upon grant or exercise of Stock Awards under the Plan; provided, however, that this undertaking shall not require the Company to register under the Securities Act either the Plan, any Stock Award granted under the Plan or any stock issued or issuable pursuant to any such Stock Awards. If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority which counsel for the Company deems necessary for the lawful issuance and sale of stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell stock upon exercise of such Stock Awards unless and until such authority is obtained.

9.    USE OF PROCEEDS FROM STOCK.
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      Proceeds from the sale of stock pursuant to Stock Awards granted under the Plan shall constitute general funds of the Company.

10.   MISCELLANEOUS.
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     (a)  The Board or the Committee shall have the power to accelerate the time at which a Stock Award may first be exercised or the time during which an option or stock acquired pursuant to a Stock Award or any part thereof will vest, notwithstanding the provisions in the Stock Award stating the time at which it may first be exercised or the time during which it will vest.

     (b) Neither a recipient of a Stock Award nor any person to whom a Stock Award is transferred under subparagraph 7(d) or 8(b) shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares subject to such Stock Award unless and until such person has satisfied all requirements for exercise of the Stock Award pursuant to its terms.

     (c) Nothing in the Plan or any instrument executed or Stock Award granted pursuant thereto shall confer upon any eligible employee, consultant or director any right to continue in the employ of the Company or any Affiliate (or to continue acting as a consultant or director) or shall affect the right of the Company or any Affiliate to terminate the employment or consulting relationship or directorship of any eligible employee, consultant or director with or without cause. In the event that a Stock Award recipient is permitted or otherwise entitled to take a leave of absence, the Company shall have the unilateral right to (i) determine whether such leave of absence will be treated as a termination of employment for purposes of his or her Stock Award, and (ii) suspend or otherwise delay the time or times at which the shares subject to the Stock Award would otherwise vest.

     (d) At the discretion of the Board or the Committee, the recipient may satisfy any federal, state or local tax withholding obligation relating to the exercise of such Stock Award by any of the following means or by a combination of such means: (1) tendering a cash payment; (2) authorizing the Company to withhold from the shares of the common stock otherwise issuable to the participant as a result of the exercise of the Stock Award a number of shares having a fair market value less than or equal to the amount of the withholding tax obligation; or (3) delivering to the Company owned and unencumbered shares of the common stock having a fair market value less than or equal to the amount of the withholding tax obligation.

11.   CANCELLATION AND RE-GRANT OF OPTIONS.
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     (a)  The Board or the Committee shall have the authority to effect, at any time and from time to time, with the consent of the affected option holders, (i) the repricing of any or all outstanding options (excluding Incentive Stock Options) under the Plan and/or (ii) the cancellation of any or all outstanding options under the Plan and the grant in substitution therefor new options under the Plan covering the same or different numbers of shares of Common Stock but having an option price per share not less than ten percent (10%) of the fair market value (one hundred percent (100%) of the fair market value in the case of an Incentive Stock Option or, in the case of a ten percent (10%) stockholder ( as defined in subparagraph 5(c)), not less than one hundred and ten percent (110%) of the fair market value) per share of Common Stock on the new grant date.

12.   ADJUSTMENTS UPON CHANGES IN STOCK.
      ---------------------------------

     (a) If any change is made in the stock subject to the Plan, or subject to any Stock Award granted under the Plan (through merger, consolidation, reorganization, recapitalization, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or otherwise), the Plan and outstanding Stock Awards will be appropriately adjusted in the class(es) and maximum number of shares subject to the Plan and the class(es) and number of shares and price per share of stock subject to outstanding Stock Awards.

     (b)  In the event of:  (1) a dissolution or liquidation of the Company;
(2) a merger or consolidation in which the Company is not the surviving corporation; (3) a reverse merger in which the Company is the surviving corporation but the shares of the Company's common stock outstanding immediately preceding the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise; or (4) any other capital reorganization in

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which more than fifty percent (50%) of the shares of the Company entitled to vote are exchanged; then to the extent permitted by applicable law (i) any surviving corporation shall assume any Stock Awards outstanding under the Plan or shall substitute similar rights for those outstanding under the Plan, or (ii) such Stock Awards shall continue in full force and effect. In the event any surviving corporation refuses to assume or continue such Stock Awards, or to substitute similar Stock Awards for those outstanding under the Plan, then, with respect to Stock Awards held by persons then performing services as employees, directors or consultants for the Company, the time during which such options may be exercised shall be accelerated and the Stock Awards terminated if not exercised prior to such event.

13.   AMENDMENT OF THE PLAN.
      ---------------------

     (a) The Board at any time, and from time to time, may amend the Plan. However, except as provided in paragraph 12 relating to adjustments upon changes in stock, no amendment shall be effective unless approved by the stockholders of the Company within twelve (12) months before or after the adoption of the amendment, where the amendment will:

          (i) Increase the number of shares reserved for issuance under the Plan;

          (ii) Modify the requirements as to eligibility for participation in the Plan (to the extent such modification requires stockholder approval in order for the Plan to satisfy the requirements of Section 422(b) of the Code); or

          (iii) Modify the Plan in any other way if such modification requires stockholder approval in order for the Plan to satisfy the requirements of
Section 422(b) of the Code.

     (b) It is expressly contemplated that the Board may amend the Plan in any respect the Board deems necessary or advisable to provide eligible employees, directors or consultants with the maximum benefits provided or to be provided under the provisions of the Code and the regulations promulgated thereunder relating to employee stock options and/or to bring the Plan and/or options granted under it into compliance therewith.

     (c) Rights and obligations under any Stock Award granted before amendment of the Plan shall not be altered or impaired by any amendment of the Plan unless
(i) the Company requests the consent of the person to whom the option was granted and (ii) such person consents in writing.

14.   TERMINATION OR SUSPENSION OF THE PLAN.
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     (a)  The Board may suspend or terminate the Plan at any time.  Unless sooner terminated, the Plan shall terminate within ten (10) years from the date the Plan is adopted by the Board or approved by the stockholders of the Company, whichever is earlier. No Stock Awards may be granted under the Plan while the Plan is suspended or after it is terminated.

     (b) Rights and obligations under any Stock Award granted while the Plan is in effect shall not be altered or impaired by suspension or termination of the Plan, except with the consent of the person to whom the Stock Award was granted.

15.   EFFECTIVE DATE OF PLAN.
      ----------------------

      The Plan shall become effective as determined by the Board, but no Stock Award granted under the Plan shall be exercised unless and until the Plan has been approved by the stockholders of the Company.

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